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                                  EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 333-37961, 333-45534, and 333-15583.



                                            ARTHUR ANDERSEN







March 25, 1998
Boston, Massachusetts


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